UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 27, 2010

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-03439	36-2041256
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

222 N. LaSalle Street

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act.

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.                                          Results of Operations and Financial Condition.

On November 1, 2010, Smurfit-Stone Container Corporation (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2010.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on November 1, 2010, the Company will host an earnings call to discuss its second quarter financial results.  Attached hereto as Exhibit 99.2 and incorporated herein by reference are earnings call presentation materials which will be simulcast from the Company’s website at www.smurfit-stone.com.  The information contained in the website is not part of this report.

The information under Item 2.02 in this Form 8-K, including Exhibits 99.1 and  99.2, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2010, the Company issued a press release announcing that Steven J. Klinger, the Company’s President and Chief Operating, has notified the Company’s Board of Directors that he intends to resign from the Company and the Company’s Board of Directors, effective December 31, 2010.  As a result of his resignation, and in accordance with the terms of the Amended and Restated Employment Agreement between Mr. Klinger and the Company dated as of June 30, 2010 (the “Employment Agreement”), the parties entered into an Agreement and General Release of Claims dated October 27, 2010 (the “Release Agreement”), pursuant to which Mr. Klinger released any claims he may have against the Company.  The Release Agreement also stipulates all of the payments and benefits Mr. Klinger is entitled to receive under the Employment Agreement in connection with his separation of employment from the Company.  A copy of the Release Agreement is attached hereto as Exhibit 10.1 and a copy of the press release is attached hereto as Exhibit 99.3, each of which is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1	Agreement and General Release of Claims by and between Steven J. Klinger and Smurfit-Stone Container Corporation and its subsidiaries dated as of October 27, 2010.

99.1	Press release of Smurfit-Stone Container Corporation dated November 1, 2010.

99.2	Earnings call presentation slides.

99.3	Press release of Smurfit-Stone Container Corporation dated October 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 1, 2010

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Chief Administrative Officer and General Counsel